Scudder
Zero Coupon 2000 Fund

Semiannual Report
June 30, 1997


Pure No-Load(TM) Funds


For investors who seek as high an investment return over a selected period as is consistent with investment in U.S. government securities and the minimization of reinvestment risk.


A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                                                       [logo]

                                Table of Contents

   2  In Brief
   3  Letter from the Fund's President
   4  Performance Update
   5  Portfolio Management Discussion
   7  Investment Portfolio
   8  Financial Statements
  11  Financial Highlights
  12  Notes to Financial Statements
  16  Officers and Trustees
  17  Investment Products and Services
  18  Scudder Solutions


                                    In Brief

o During a period that witnessed healthy U.S. economic growth and higher interest rates for short-term Treasury securities, Scudder Zero Coupon 2000 Fund posted a positive total return of 1.96% for the six months ended June 30, 1997. For the 12-month period ended June 30, the Fund's total return was 6.15%.

o As the Fund approaches its 2000 maturity, we are keeping the Fund's duration in a neutral stance, at the midpoint of its permissible maturity range.

-------------------------------------------------------
 Total Returns for Periods Ended June 30, 1997
-------------------------------------------------------
 Period             Scudder Zero    Lehman Brothers
                     Coupon 2000  Government/Corporate
                        Fund             Index
-------------------------------------------------------
 6 months               1.96%            2.74%
-------------------------------------------------------
 1 year                 6.15%            7.74%
-------------------------------------------------------
 5 years*               7.21%            7.23%
-------------------------------------------------------
 10 years*              8.88%            8.71%
-------------------------------------------------------
* Average Annual Return


                        2 - SCUDDER ZERO COUPON 2000 FUND

                        Letter From the Fund's President
Dear Shareholders,

     We are pleased to report to you on Scudder Zero Coupon 2000 Fund's performance over its most recent semiannual period ended June 30, 1997. The Fund's managers continue to invest in high quality U.S. Treasuries, with almost all maturities set within one year of the Fund's 2000 target date. Given the Fund's relatively short time to maturity, the Fund's philosophy is to invest for as high and predictable a return as possible, and to minimize risk. For more information on the Fund's investment strategy, results, and outlook, please read the portfolio management discussion beginning on page 5.

     For those interested in news about Scudder's most recent product and service offerings, we would like to take this opportunity to tell you about a new addition to Scudder's family of funds -- Scudder International Growth and Income Fund. The Fund employs a yield-oriented approach to international investing and seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a more conservative approach to international investing may appreciate the Fund's emphasis on the dividend paying stocks of well-established companies outside the United States. For a complete listing of Scudder's mutual fund offerings, see page 17.

     If you have any questions regarding Scudder Zero Coupon 2000 Fund or any other Scudder fund, please do not hesitate to call Investor Relations at 1-800-225-2470. Or visit Scudder's Website at http://funds.scudder.com.

     Sincerely,

    /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Zero Coupon 2000 Fund


                        3 - SCUDDER ZERO COUPON 2000 FUND

PERFORMANCE UPDATE as of June 30, 1997
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------
                      Total Return
Period    Growth     --------------
Ended       of                 Average
6/30/97  $10,000   Cumulative  Annual
--------------------------------------
SCUDDER ZERO COUPON 2000 FUND
--------------------------------------
1 Year    $ 10,615      6.15%    6.15%
5 Year    $ 14,167     41.67%    7.21%
10 Year   $ 23,422    134.22%    8.88%

--------------------------------------
LB GOVERNMENT/CORPORATE BOND INDEX
--------------------------------------
1 Year    $ 10,774      7.74%    7.74%
5 Year    $ 14,179     41.79%    7.23%
10 Year   $ 23,069    130.69%    8.71%
--------------------------------------

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended June 30

SCUDDER ZERO COUPON 2000 FUND
Year            Amount
----------------------
'87            $10,000
'88            $10,484
'89            $12,699
'90            $12,969
'91            $14,062
'92            $16,533
'93            $20,206
'94            $19,252
'95            $21,545
'96            $22,065
'97            $23,422

LB GOVERNMENT/CORPORATE BOND INDEX
Year            Amount
----------------------
'87            $10,000
'88            $10,748
'89            $12,076
'90            $12,933
'91            $14,253
'92            $16,270
'93            $18,411
'94            $18,143
'95            $20,461
'96            $21,412
'97            $23,069

The unmanaged Lehman Brothers (LB) Government/Corporate Bond Index is composed of U.S. government treasury and agency securities, corporate and Yankee bonds. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods Ended June 30

                       1988     1989     1990     1991     1992     1993     1994     1995     1996     1997
                     -----------------------------------------------------------------------------------------
NET ASSET VALUE...   $ 11.03   $ 12.63  $ 12.29  $ 12.46  $ 13.62  $ 13.99  $ 11.30  $ 11.99  $ 11.64  $ 11.61
INCOME DIVIDENDS..   $   .67   $   .63  $   .52  $   .85  $   .98  $   .91  $   .80  $   .60  $   .65  $   .73
CAPITAL GAINS
DISTRIBUTIONS.....   $     -   $     -   $  .11  $     -  $   .03  $  1.46  $  1.38  $     -  $     -  $     -
FUND TOTAL
RETURN (%)........      4.84     21.12     2.13     8.43    17.57    22.21    -4.72    11.91     2.41     6.15
INDEX TOTAL
RETURN (%)........      7.49     12.34     7.10    10.20    14.15    13.16    -1.46    12.76     4.66     7.74

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.


                       4 - SCUDDER ZERO COUPON 2000 FUND

                         Portfolio Management Discussion

Dear Shareholders,

Scudder Zero Coupon 2000 Fund provided a 30-day net annualized SEC yield of 5.33% as of June 30. Though a healthy U.S. economy was accompanied by low to declining inflation during the period, the wary short-term Treasury market registered its worries over a possible resurgence of inflation in the form of slightly higher interest rates. The Fund's total return of 1.96% for the six-month period reflects a $0.16 decline in the Fund's net asset value to $11.61, offset by $0.38 per share in income distributions. The unmanaged Lehman Brothers Government/Corporate Bond Index's return during the same period was 2.74%. For the 12 months ended June 30, the Fund posted a total return of 6.15%.

Scudder Zero Coupon 2000 Fund seeks to provide investors with as high an investment return over a selected period as is consistent with direct investments in government securities, but with the additional advantages of professional management, diversification, and liquidity. The Fund invests in high-quality zero-coupon bonds that pay no current income but, similar to savings bonds, are issued at substantial discounts to their value at maturity. When held to maturity, a zero-coupon bond's entire return comes from the difference between its issue price and its par value.

                          Short-Term Inflation Worries

The U.S. economy roared out of the gate during the first quarter of 1997 at a 4.9% annualized rate of GDP growth, sparking fears of renewed inflation among many market participants. Growth retreated to a more modest 2.2% rate during the second quarter. All the while inflation not only remained at a low level, but producer prices -- a leading indicator of inflation -- actually fell for six consecutive months from January through June 1997.

Despite inflation's present retreat and the slowing of the U.S. economy in the second quarter, the short-term Treasury market posted interest rate increases overall during the six-month period ended June 30, as shown in the chart below.


THE ORIGINAL DOCUMENT HAS A LINE CHART HERE

LINE CHART TITLE:
 U.S. Treasury Yields --
 12/31/96 versus 6/30/97

LINE CHART DATA:
 ------------------------------------------------
                     12/31/96           6/30/97
 ------------------------------------------------
 3 mos                5.186%            5.172%
 ------------------------------------------------
 6 mos                5.297             5.251
 ------------------------------------------------
 1 year               5.488             5.651
 ------------------------------------------------
 2 years              5.868             6.059
 ------------------------------------------------
 3 years              6.010             6.209
 ------------------------------------------------
 5 years              6.206             6.372
 ------------------------------------------------
 10 yrs               6.418             6.491
 ------------------------------------------------
 30 yrs               6.641             6.780
 ------------------------------------------------


                                Portfolio Review

Our goal in managing Scudder Zero Coupon 2000 Fund is to maximize the value of your investment on the December 2000 maturity date. Since zero- coupon bonds such as those held by the Fund lack the cushion of regular interest payments, the Fund can be more volatile than other fixed-income investments of comparable maturity. Because some shareholders may need to redeem Fund shares before the


                        5 - SCUDDER ZERO COUPON 2000 FUND
maturity date, we try to limit share price volatility where possible while at the same time seeking a higher return than other fixed-income investments.

As the Fund comes within hailing distance of its 2000 maturity, we continue to gradually shorten the duration of the Fund, keeping 75% of the bonds in the Fund's portfolio within two months of the target date, and 97% within one year of the date. For the same reason, we are keeping the Fund's duration in a relatively neutral stance: As of June 30, the Fund's duration was 3.5 years, at the midpoint of its current allowable range of 2.5 years to 4.5 years. (Duration gives relative weight to both interest and principal payments and has replaced maturity as the standard measure of interest rate sensitivity among professional investors. Generally the shorter the duration, the less sensitive a portfolio will be to changes in interest rates.)

                                  Economic and
                                Market Prospects

Although we are in the seventh consecutive year of economic growth for the United States, the odds still appear to favor a continuation of that growth, perhaps even at a slightly higher rate. At the same time, the enormous expansion of U.S. consumer credit, among other factors, leaves the U.S. economy little margin for error. Whether growth continues unabated or is interrupted, we believe inflation will remain at low levels, which is always a positive foundation for the bond market.

As we get closer to Scudder Zero Coupon 2000 Fund's target year, we will monitor events influencing the bond market closely and adjust the Fund's duration and maturity structure accordingly. We will continue to seek to maximize the Fund's net asset value on its maturity date.

Sincerely,

Your Portfolio Management Team

/s/Timothy G. Raney              /s/Stephen A. Wohler

Timothy G. Raney                 Stephen A. Wohler


                             6 - SCUDDER ZERO COUPON 2000 FUND

              Investment Portfolio as of June 30, 1997 (Unaudited)

                                                                                              Principal               Market
                                                                                             Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities 100.0%
------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note, 5.125%, 11/30/98 ....................................................        290,000               286,739
U.S. Treasury Note, 5%, 1/31/99 .........................................................        275,000               270,875
U.S. Treasury Separate Trading Registered Interest and Principal, 5/15/00 (6.21%*) ......      1,565,000             1,312,706
U.S. Treasury Separate Trading Registered Interest and Principal, 11/15/00 (6.29%*) .....      8,899,000             7,221,716
U.S. Treasury Separate Trading Registered Interest and Principal, 2/15/01 (6.31%*) ......     10,955,000             8,746,362
U.S. Treasury Separate Trading Registered Interest and Principal, 11/15/01 (6.36%*) .....      4,798,000             3,648,207
------------------------------------------------------------------------------------------------------------------------------
Total U.S. Government Securities (Cost $21,156,698)                                                                 21,486,605
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $21,156,698) (a)                                                         21,486,605
------------------------------------------------------------------------------------------------------------------------------

  (a) The cost for federal income tax purposes was $21,213,450. At June 30, 1997, unrealized appreciation based on tax cost consisted entirely of aggregated gross unrealized appreciation of $273,155.
    * Bond equivalent yield to maturity; not a coupon rate.

    The accompanying notes are an integral part of the financial statements.


                       7 - SCUDDER ZERO COUPON 2000 FUND

                              Financial Statements

                       Statement of Assets and Liabilities

                         as of June 30, 1997 (Unaudited)

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $21,156,698) ...................   $  21,486,605
                 Cash ...................................................................             738
                 Interest receivable ....................................................           6,994
                 Receivable for Fund shares sold ........................................          12,616
                 Other assets ...........................................................             618
                                                                                            ----------------
                 Total assets ...........................................................      21,507,571
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for fund shares redeemed .......................................          18,343
                 Other payables and accrued expenses ....................................          15,105
                                                                                            ----------------
                 Total liabilities ......................................................          33,448
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  21,474,123
                --------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income ....................................         589,810
                 Unrealized appreciation on investments .................................         329,907
                 Accumulated net realized loss ..........................................      (1,418,149)
                 Paid-in capital ........................................................      21,972,555
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  21,474,123
                --------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                  ($21,474,123 / 1,850,267 outstanding shares of beneficial                 ----------------
                  interest, $.01 par value, unlimited number of shares authorized) ......          $11.61
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.


                       8 - SCUDDER ZERO COUPON 2000 FUND

                             Statement of Operations

                   six months ended June 30, 1997 (Unaudited)

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                 Interest .............................................................     $     718,365
                                                                                            -----------------
                 Expenses:
                 Management fee .......................................................            66,833
                 Services to shareholders .............................................            66,118
                 Custodian and accounting fees ........................................            30,158
                 Trustees' fees and expenses ..........................................             6,505
                 Auditing .............................................................            13,500
                 Reports to shareholders ..............................................             4,823
                 Registration fees ....................................................            11,354
                 Legal ................................................................             8,728
                 Other ................................................................               296
                                                                                            -----------------
                 Total expenses before reductions .....................................           208,315
                 Expense reductions ...................................................           (97,776)
                                                                                            -----------------
                 Expenses, net ........................................................           110,539
                ---------------------------------------------------------------------------------------------
                 Net investment income                                                            607,826
                ---------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                 Net realized gain from investments ...................................            74,110
                 Net unrealized depreciation on investments during the period .........          (270,583)
                ---------------------------------------------------------------------------------------------
                 Net loss on investment transactions                                             (196,473)
                ---------------------------------------------------------------------------------------------
                ---------------------------------------------------------------------------------------------
                 Net increase in net assets resulting from operations                       $     411,353
                ---------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                       9 - SCUDDER ZERO COUPON 2000 FUND

                       Statements of Changes in Net Assets

                                                                                    Six Months
                                                                                      Ended
                                                                                     June 30,          Year Ended
                                                                                       1997           December 31,
Increase (Decrease) in Net Assets                                                  (Unaudited)            1996
------------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income .........................................  $    607,826       $  1,432,554
                 Net realized gain (loss) from investments .....................        74,110           (261,794)
                 Net unrealized appreciation (depreciation) on investments
                    during the period ..........................................      (270,583)        (1,086,030)
                                                                                  ---------------    ---------------
                 Net increase in net assets resulting from operations ..........       411,353             84,730
                                                                                  ---------------    ---------------
                 Distributions to shareholders from net investment income ......      (707,584)        (1,477,442)
                                                                                  ---------------    ---------------
                 Fund share transactions:
                 Proceeds from shares sold .....................................       794,975          6,651,479
                 Net asset value of shares issued to shareholders in
                    reinvestment of distributions ..............................       693,585          1,435,813
                 Cost of shares redeemed .......................................    (5,158,620)       (10,477,503)
                                                                                  ---------------    ---------------
                 Net decrease in net assets from Fund share transactions .......    (3,670,060)        (2,390,211)
                                                                                  ---------------    ---------------
                 Decrease in net assets ........................................    (3,966,291)        (3,782,923)
                 Net assets at beginning of period .............................    25,440,414         29,223,337
                 Net assets at end of period (including undistributed net        ----------------   ----------------
                    investment income of $589,810 and $689,568, respectively) ..  $ 21,474,123       $ 25,440,414
                                                                                 ----------------   ----------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period .....................     2,161,757          2,359,785
                                                                                  ---------------    ---------------
                 Shares sold ...................................................        68,523            560,049
                 Shares issued to shareholders in reinvestment of
                    distributions ..............................................        61,434            122,172
                 Shares redeemed ...............................................      (441,447)          (880,249)
                                                                                  ---------------    ---------------
                 Net decrease in Fund shares ...................................      (311,490)          (198,028)
                                                                                 ----------------   ----------------
                 Shares outstanding at end of period ...........................     1,850,267          2,161,757
                                                                                 ----------------   ----------------

    The accompanying notes are an integral part of the financial statements.


                       10 - SCUDDER ZERO COUPON 2000 FUND

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                              Six Months
                                 Ended
                                June 30,                               Years Ended December 31,
                                1997(a)
                              (Unaudited)   1996(a)   1995     1994     1993     1992     1991     1990     1989     1988    1987(a)
------------------------------------------------------------------------------------------------------------------------------------
                                 ---------------------------------------------------------------------------------------------------
Net asset value, beginning
  of period ...................  $11.77     $12.38   $10.95   $12.85   $12.55   $13.76   $12.27   $12.61   $10.92   $10.34   $12.62
                                 ---------------------------------------------------------------------------------------------------
Income from investment
  operations:
Net investment income .........     .31        .64      .65      .59      .79      .94      .99      .86      .51      .63      .91
Net realized and unrealized
  gain (loss) on investments ..    (.09)      (.57)    1.40    (1.59)    1.23      .17     1.44     (.29)    1.73      .58    (1.86)
                                 ---------------------------------------------------------------------------------------------------
Total from investment
  operations ..................     .22        .07     2.05    (1.00)    2.02     1.11     2.43      .57     2.24     1.21     (.95)
                                 ---------------------------------------------------------------------------------------------------
Less distributions:
From net investment income ....    (.38)      (.68)    (.62)    (.31)    (.83)    (.93)    (.94)    (.83)    (.52)    (.63)   (1.22)
From net realized gains on
  investments .................      --         --       --     (.59)    (.89)   (1.39)      --     (.08)    (.03)      --     (.11)
                                 ---------------------------------------------------------------------------------------------------
Total distributions ...........    (.38)      (.68)    (.62)    (.90)   (1.72)   (2.32)    (.94)    (.91)    (.55)    (.63)   (1.33)
                                 ---------------------------------------------------------------------------------------------------

                                 ---------------------------------------------------------------------------------------------------
Net asset value, end of
  period ......................  $11.61     $11.77   $12.38   $10.95   $12.85   $12.55   $13.76   $12.27   $12.61   $10.92   $10.34
                                 ---------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) ..........    1.96**      .65    19.08    (7.92)   16.00     8.13    20.03     4.59    20.39    11.71    (8.01)
Ratios and Supplemental Data
Net assets, end of period
  ($ millions) ................      21         25       29       25       31       29       33       33       32        5        2
Ratio of operating expenses,
  net to average daily net
  assets (%) ..................    1.00*      1.00     1.00     1.00     1.00     1.00     1.00     1.00     1.00     1.00     1.00
Ratio of operating expenses
  before expense reductions,
  to average daily net
  assets (%) ..................    1.88*      1.45     1.48     1.47     1.28     1.28     1.23     1.39     1.62     3.37     4.13
Ratio of net investment
  income to average daily
  net assets (%) ..............    5.50*      5.42     5.59     5.23     5.29     6.38     7.12     7.62     7.10     8.10     8.13
Portfolio turnover rate (%) ...    1.42*      85.2     86.6     89.3    101.6    118.8     90.7     98.5     87.1    149.2     37.3

(a) Based on monthly average shares outstanding during the period.
(b) Total returns would have been lower had certain expenses not been reduced.
*   Annualized
**  Not annualized


                       11 - SCUDDER ZERO COUPON 2000 FUND

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Zero Coupon 2000 Fund (the "Fund") is organized as a diversified series of Scudder Funds Trust (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund primarily invests in U.S. Government zero coupon securities. At least 50% of the Fund's net assets will be invested in zero coupon securities maturing within two years of the Fund's target maturity date. It is expected that the Fund will be liquidated in December of the year 2000.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no provision for federal income taxes was required.

At December 31, 1996, the Fund had a net tax basis capital loss carryforward of approximately $1,436,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2002 ($884,000,) December 31, 2003 ($178,000), and December 31, 2004 ($374,000)
the respective expiration dates.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Interest income is generally recorded on the accrual basis under the amortized cost method whereby the Fund adjusts the cost of each investment assuming a constant


                       12 - SCUDDER ZERO COUPON 2000 FUND
accretion to maturity of any discount. All original issue discounts are accreted for both tax and financial reporting purposes. Distributions to shareholders are recorded on the ex-dividend date.

                      B. Purchases and Sales of Securities

During the six months ended June 30, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $159,954 and $4,695,644, respectively.

                               C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of approximately 0.60% of the average daily net assets of the Fund computed and accrued daily and payable monthly. The Agreement also provides that if the Fund's expenses, exclusive of taxes, interest and extraordinary expenses exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. In addition, the Adviser has agreed to maintain the annualized expenses of the Fund at not more than 1.00% of average daily net assets until December 31, 1997. For the six months ended June 30, 1997, the management fee aggregated $66,833, all of which was not imposed.

On June 26, 1997, the Adviser entered into an agreement with The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, pursuant to which Zurich will acquire a majority interest in the Adviser, and the Adviser will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc. and change its name to Scudder Kemper Investments, Inc. Subject to the receipt of the required regulatory and shareholder approvals, the transaction is expected to close in the fourth quarter of 1997.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend disbursing and shareholder service agent for the Fund. For the six months ended June 30, 1997, the amount charged to the Fund by SSC aggregated $33,456, of which $17,614 was not imposed, and $12,261 is unpaid at June 30, 1997.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans for the Fund. For the six months ended June 30, 1997, the amount charged to the Fund by STC aggregated $6,589, of which $3,409 was not imposed, and $2,443 is unpaid at June 30, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended June 30, 1997, the amount charged to the Fund by SFAC aggregated $18,750, of which $9,920 was not imposed, and $6,795 is unpaid at June 30, 1997.

The Fund pays each Trustee not affiliated with the Adviser $2,000 annually, plus specified amounts for attended board and committee meetings. For the six months ended June 30, 1997, Trustees' fees and expenses aggregated $6,505.


                       13 - SCUDDER ZERO COUPON 2000 FUND



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                       14 - SCUDDER ZERO COUPON 2000 FUND



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                       15 - SCUDDER ZERO COUPON 2000 FUND

                              Officers and Trustees

Daniel Pierce*
President and Trustee

Sheryle J. Bolton
Trustee; Consultant

William T. Burgin
Trustee; Corporate Director

Thomas J. Devine
Trustee; Consultant

Peter B. Freeman
Trustee; Corporate Director and Trustee

Wilson Nolen
Trustee; Consultant

Kathryn L. Quirk*
Trustee, Vice President and Assistant Secretary

David S. Lee*
Trustee and Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas M. Poor*
Vice President

Thomas F. McDonough*
Vice President, Secretary and Assistant Treasurer

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

*Scudder, Stevens & Clark, Inc.

                       16 - SCUDDER ZERO COUPON 2000 FUND

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.
  Scudder World Income Opportunities
    Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.


                       17 - SCUDDER ZERO COUPON 2000 FUND

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from that account.
          fewer when it's higher, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------


                       18 - SCUDDER ZERO COUPON 2000 FUND

Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

------------------------------------------------------------------------------------------------------------------------------
          New From Scudder: Scudder International Growth and Income Fund

          Scudder International Growth and Income Fund takes a yield-oriented approach to investing in international equities. The
          Fund seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a more conservative approach may appreciate the Fund's emphasis on the dividend paying stocks of well-established companies outside the United States.
------------------------------------------------------------------------------------------------------------------------------
          The share price of Scudder International Growth and Income Fund will fluctuate. International investing involves special risks including currency fluctuation and political instability. Contact Scudder Investor Services, Inc., Distributor,
          for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.




                       19 - SCUDDER ZERO COUPON 2000 FUND

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.



This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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